UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 17, 2005
                                        ----------------
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
       ------                                             ----------
(Commission File Number)                      (IRS Employer Identification No.)


                 One American Road, Dearborn, Michigan    48126
                 -------------------------------------    -----
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 313-322-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
------------------------

     On September 12, 2005, Ford Motor Credit Company ("Ford Credit") announced its intention to offer to exchange its debt securities for up to $2.4 billion of certain of the outstanding debt securities of The Hertz Corporation ("Hertz") in connection with the sale of Hertz by Ford Motor Company to an investor group composed of Clayton Dubilier & Rice, The Carlyle Group and Merrill Lynch Global Private Equity.

     Ford Credit has now decided not to make exchange offers for any of Hertz's debt securities. In lieu of the exchange offers, Hertz intends to make cash tender offers for those debt securities in connection with the sale.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  October 17, 2005              By: /s/ C. M. MacGillivray
                                             -------------------
                                             C. M. MacGillivray
                                             Assistant Secretary







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